UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
 November 10, 2011

SECURITY CAPITAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Mississippi	64-0681198
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

No. 000-50224
(Commission file number)

295 Highway 6 West/P. O. Box 690 Batesville, Mississippi	38606
(Address of Principal Executive Offices)	(Zip Code)

(662) 563-9311
(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01.  Changes in Registrant's Certifying Accountant

Appointment of Horne, LLP

On  August 18, 2011, the Board of  Directors  of  Security Capital Corporation ("the  Company")  voted to dismiss T. E. Lott & Company, P. A., and to appoint Horne, LLP, as the Company's  independent  registered  public  accounting  firm for the fiscal year ending December 31, 2011, and until their successors are selected.  The decision to appoint Horne, LLP, was presented by the Audit Committee and approved by the Company's Board of Directors during its August meeting.

The Company has been advised that neither Horne, LLP, nor any of its partners, has any direct or any material indirect financial interest in the securities of the Company or any of its subsidiaries, except as auditors and consultants on accounting procedures and tax matters.

Additionally, during the two fiscal years ended  December 31, 2010 and 2009, and the interim periods ended March 31, 2011, June 30, 2011 and September 30, 2011, there were no  consultations between the Company and Horne, LLP, regarding:  (i) the application  of accounting  principles to a specified  transaction,  either  completed or proposed;  or the type of audit opinion that might be rendered on the Company's financial  statements, and either a written report was provided to the Company or oral advice was provided that the new  accountant  concluded  was an  important  factor considered  by the Company in reaching a decision as to the  accounting,  auditing,  or financial  reporting  issue (ii) any  matter  that was the  subject  of a  disagreement  under  Item  304(a)(1)(iv)  of  Regulation  S-K,  or a reportable event under Item 304(a)(1)(v) of Regulation S-K; or (iii) any other matter.

T. E. Lott & Company, P.A., served as the Company's independent registered public accounting firm through the completion of their review of the Form 10-Q for the interim period ending September 30, 2011, which was filed November 9, 2011.

No Adverse Opinion or Disagreement

The audit  reports of T. E. Lott & Company, P. A., on the  consolidated  financial  statements  of the Company as of and for the years ended December  31, 2010 and 2009, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting  principles.  The audit reports of T. E. Lott and Company, P.A.,  on the  effectiveness  of internal control over financial  reporting as of December 31, 2010 and 2009, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty,  audit scope or accounting principles.

[Missing Graphic Reference]
In connection  with the audits of the two fiscal years ended December 31, 2010 and 2009, and the reviews of the subsequent  interim periods  ended March 31, 2011, June 30, 2011, and September 30, 2011,  there were no: (1)  disagreements  with T. E. Lott and Company, P.A., on any matter of  accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

The letter from T. E. Lott & Company, P.A., is attached as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2011

                                                    SECURITY CAPITAL CORPORATION
                                                        (Registrant)

                                                       By:   /s/ Connie Woods Hawkins
                                                         --------------------------------
                                                       Connie Woods Hawkins
                                                       Executive Vice President
               and Chief Financial Officer